Exhibit 24                     POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2005; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III and Jarrod B. Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee's office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ______ day of February, 2006.

                                                           /s/ Robert R. Buck
                                                        ------------------------
                                                               (sign name)

                                                              Robert R. Buck
                                                        ------------------------
                                                                (print name)

Exhibit 24                     POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2005; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III and Jarrod B. Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee's office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 2006.

                                                           /s/ G. Steven Geis
                                                        ------------------------
                                                             (sign name)

                                                              G. Steven Geis
                                                        ------------------------
                                                                (print name)

Exhibit 24                     POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2005; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III and Jarrod B. Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee's office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of March, 2006.

                                                          /s/ Timothy E. Johnson
                                                        ------------------------
                                                              (sign name)

                                                            Timothy E. Johnson
                                                        ------------------------
                                                              (print name)

Exhibit 24                      POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2005; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III and Jarrod B. Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee's office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of February, 2006.

                                                          /s/ Donald C. Harrison
                                                       ------------------------
                                                             (sign name)

                                                            Donald C. Harrison
                                                       ------------------------
                                                              (print name)

Exhibit 24                 POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2005; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III and Jarrod B. Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee's office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2006.

                                                           /s/ Frederick A. Russ
                                                        ------------------------
                                                               (sign name)

                                                             Frederick A. Russ
                                                        ------------------------
                                                               (print name)

Exhibit 24                POWER OF ATTORNEY

WHEREAS, Kendle International Inc., an Ohio corporation (the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder, an Annual Report on Form 10-K for the year ended December 31, 2005; and

      WHEREAS, the undersigned is a director of the Company;

      NOW, THEREFORE, the undersigned hereby constitutes and appoints Karl Brenkert III and Jarrod B. Pontius, acting individually, his attorney, for him and in his name, place and stead, and in such appointee's office and capacity in the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 2006.

                                                           /s/ Robert C. Simpson
                                                        ------------------------
                                                             (sign name)

                                                            Robert C. Simpson
                                                        ------------------------
                                                              (print name)